FOR IMMEDIATE RELEASE

Contact:
Tom Hoyer                                              John Scherer
EVP, Chief Financial Officer                           VP, Treasurer
(954) 759-6991                                        (954) 760-6556

NATIONSRENT SECOND QUARTER 2004 CONFERENCE CALL;
SUPPLEMENTAL INFORMATION

FORT LAUDERDALE, Florida – August 18, 2004 – As announced on August 12, 2004, NationsRent Companies, Inc. will hold a conference call to discuss its second quarter financial results and general business conditions on Thursday, August 19, 2004 at 2:00 p.m. Eastern Time (ET). The Company filed its Quarterly Report on Form 10-Q for the periods ending June 30, 2004 with the Securities and Exchange Commission on August 16, 2004.

The conference call will include a discussion of EBITDA which is a non-GAAP financial measure of operating cash flow. Management believes that earnings before interest, taxes, depreciation and amortization, rental equipment and vehicle lease expense and other non-cash items ("EBITDA") is relevant and useful information which is commonly used by analysts, investors and other interested parties. EBITDA is presented to provide additional information regarding our ability to meet our future debt service obligations, capital expenditures and working capital requirements. EBITDA should not be considered in isolation or as a substitute for net income, cash flow provided by operating activities or other income or cash flow data prepared in accordance with Generally Accepted Accounting Principles ("GAAP") or as a measure of our profitability or liquidity. EBITDA excludes components that are significant in understanding and assessing our results of operations, cash flows and liquidity. In addition, EBITDA is not a term defined by GAAP and, as a result, might not be comparable to similarly titled measures used by other companies. The table below provides a reconciliation between net income and EBITDA for the periods indicated:

* During 2003 the Company restructured its rental equipment and vehicle operating leases which substantially eliminated lease expense. We believe adding back these expenses to net income provides a better period-over-period comparison of EBITDA.

The conference call information is:

           Date: Thursday, August 19, 2004

           Time: 2:00 p.m. (ET)

           Dial-In Number: (800) 240-2134

Replays of the conference call can be accessed from 4:00 p.m. (ET) on August 19, 2004 through 11:59 p.m. (ET) September 18, 2004, by dialing (800) 405-2236 plus the pass code 11005997#.

About NationsRent

NationsRent is headquartered in Fort Lauderdale, Florida, and is one of the country's leading full service equipment rental companies and operates 265 locations (including 99 at Lowe’s Home Improvement locations) in 26 states. NationsRent stores offer a broad range of high-quality construction equipment with a focus on superior customer service at affordable prices with convenient locations in major metropolitan markets throughout the U.S. More information is available at http://www.nationsrent.com.

Cautionary Statement Regarding Forward-Looking Information and Other Matters

All statements other than statements of historical fact included in this news release regarding the Company's financial condition, business strategy, plans, anticipated growth rates, and objectives of management of the Company for future operations are forward-looking statements. Forward-looking statements are intended to provide management's current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plans," "strategy," "project," and other words of similar meaning in connection with a discussion of future operating or financial performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors that include, but are not limited to, risks associated with the company's high degree of leverage, management's ability to successfully execute its new business strategy, competition in the equipment rental industry, the recovery of the economy in general or construction spending in particular, and other risks and uncertainties described in the Company’s recently filed Registration Statement on Form S-4 or Quarterly Report filed on Form 10-Q. The Company has no obligation to update these forward-looking statements, even if its situation or expectations change in the future.